Employee benefits (Details 3) - Gratuity Benefits Of Parent [Member] - INR (₨) ₨ in Millions		12 Months Ended
		Mar. 31, 2021	Mar. 31, 2020
Disclosure of fair value of plan assets [line items]
Fair value of plan assets at the beginning of the year		₨ 2,160	₨ 2,174
Employer contributions		25	14
Interest on plan assets		132	156
Re-measurements due to:
Return on plan assets excluding interest on plan assets		(1)	10
Benefits paid		(345)	(194)
Assets acquired/(transferred)	[1]	26	0
Plan assets at the end of the year		₨ 1,997	₨ 2,160

[1]	Assets acquired/transferred of Rs.26 is comprised of: a) Rs.70 increase in assets on account of the acquisition of employees pursuant to the Business Transfer Agreement with Wockhardt Limited. Refer to Note 6 of these consolidated financial statements for further details. b) Rs.44 transfer of assets on account of a restructuring of the pharmaceutical services business between the parent company and its subsidiary.